UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2009

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OPTIONS MEDIA GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

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Nevada	333-147245	26-0444290
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

123 NW 13th Street, Suite 300, Boca Raton, Florida 33432

(Address of Principal Executive Office) (Zip Code)

(561) 314-3479

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

On April 17, 2009, Options Media Group Holdings, Inc. borrowed $100,000 and issued three promissory notes without interest (the “Notes”) to Michael Brauser, GRQ Consultants, Inc. 401K and Mark Groussman. The Notes have a maturity date of December 31, 2009.

Item 3.02

Unregistered Sales of Equity Securities

We have sold securities without registration under the Securities Act of 1933 in reliance upon the exemption provided in Section 4(2) and Rule 506 thereunder described below.

Name or Class of Investor	Date Sold	No. of Securities	Reason for Issuance
Noteholders	April 17, 2009	$100,000 Promissory Notes	Financing

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Options Media Group Holdings, Inc.

By:	/s/ SCOTT FROHMAN
Scott Frohman Chief Executive Officer

Date:  April 23, 2009